Exhibit 99.1

AN ENGINEERING APPROACH TO DELIVERING FUSION ENERGY INVESTOR PRESENTATION JUNE 2026

© 2026 General Fusion 2 LEGAL DISCLAIMERS This presentation (together with any oral statements made in connection herewith, the “Presentation”) is for informational purposes only and has been prepared solely to assist interested parties in making their own evaluation of General Fusion Inc., a British Columbia limited company (“General Fusion,” the “Company,” “we,” “us” or “our”). The information contained herein does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of General Fusion, and neither General Fusion, nor any of its subsidiaries, stockholders, shareholders, equity holders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents (collectively, General Fusion’s “Related Parties”) make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. To the fullest extent permitted by law, in no circumstances will General Fusion, or any of its Related Parties be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. No Offer or Solicitation This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the proposed business combination (the “Proposed Business Combination”) between Spring Valley Acquisition Corp. III (“Spring Valley”) and General Fusion shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. This Presentation is not a prospectus and investors should not substitute for or purchase any securities solely on the basis of this presentation and before you invest, you should undertake your own diligence regarding General Fusion, Spring Valley and the Proposed Business Combination. All monetary figures included in this Presentation are reflected in U.S. dollars unless otherwise indicated. Use of Data Certain information contained in this Presentation, including information that relates to General Fusion’s industry and markets in which it intends to operate, relates to, or is based on third-party studies, publications and surveys or General Fusion’s own internal estimates and research. All of the market and related data included in this Presentation involves a number of assumptions, estimates and limitations, and is subject to change, and there can be no guarantee as to the accuracy or reliability of such assumptions or estimates. Neither General Fusion, nor any of its Related Parties assumes any responsibility for updating this Presentation based on facts learned following its preparation. While General Fusion believes such third-party sources and their internal estimates and research are reliable, such sources, estimates and research have not been verified by any independent source and you should make your own evaluation of General Fusion and of the relevancy and adequacy of the information. Neither General Fusion, nor any of its Related Parties make any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements Certain statements included in this document are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this document are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, the closing of the Proposed Business Combination contemplated by the business combination agreement, dated January 21, 2026, among General Fusion, Spring Valley, and the other party thereto (as amended, the “Business Combination Agreement”); Spring Valley’s, General Fusion’s, or their respective management teams’ expectations concerning General Fusion’s plan to go public through the Proposed Business Combination and expected benefits or timing thereof; the outlook for General Fusion’s business, including its ability to commercialize Magnetized Target Fusion (“MTF”) or any other fusion technology on its expected timeline or at all; and statements regarding the current and expected results of General Fusion’s LM26 (“LM26”) program; as well as any information concerning possible or assumed future results of operations of General Fusion. The forward-looking statements are based on the current expectations of the management team of each of Spring Valley and General Fusion, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Spring Valley’s securities; the risk that the conditions to the consummation of the Proposed Business Combination, including the adoption of the Business Combination Agreement by the shareholders of Spring Valley and General Fusion and the receipt of regulatory approvals are not satisfied or waived; the risk that there occurs any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; the risk that the announcement or pendency of the Proposed Business Combination has a negative effect on General Fusion’s business relationships, performance, and business generally; the risk that the Proposed Business Combination disrupts current plans of General Fusion and potential difficulties in its employee retention as a result of the Proposed Business Combination; the risk of legal proceedings against General Fusion or Spring Valley related to the Proposed Business Combination; the risk that the anticipated benefits of the Proposed Business Combination are not realized; the risk that the combined entity is unable to maintain the listing of Spring Valley’s securities or to meet listing requirements and maintain the listing of the combined company’s securities on Nasdaq; the risk that the Proposed Business Combination may not be completed by Spring Valley’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Spring Valley; the risk that the price of the combined entity’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, national security tensions, and macro-economic and social environments affecting its business; the risk of changes in the laws and regulations governing General Fusion’s research and development activities; the risk that General Fusion fails to commercialize MTF on the expected timeline or at all, including any failure to achieve the objectives of the LM26 program; the risk of the effects of climate change, extreme weather events, water scarcity, and seismic events, and that strategies to deal with these issues are not effective; the risk of fluctuations in currency markets; the risk that General Fusion is unable to complete and successfully integrate any future acquisitions; the risk of increased competition in the fusion industry; the risk of supply chain disruptions and that materials are in limited supply; and the risk that the proposed private placement of convertible preferred shares and warrants by General Fusion (the “PIPE Financing”) may not be completed, or that other capital needed by the combined company may not be raised on favorable terms, or at all, including as a result of the restrictions agreed to in connection with the PIPE Financing. The foregoing list is not exhaustive, and there may be additional risks that neither General Fusion nor Spring Valley presently know or that Spring Valley and General Fusion currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed herein and in the other filings and potential filings by General Fusion, Spring Valley, or the combined company resulting from the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”), including those described under the heading “Risk Factors.” General Fusion and Spring Valley caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this document speak only as of the date of this document. Neither General Fusion nor Spring Valley undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as required by applicable securities laws. In the event that any forward-looking statement is updated, no inference should be made that General Fusion or Spring Valley will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Important Information for Investors and Shareholders In connection with the Proposed Business Combination, General Fusion and Spring Valley jointly filed with the SEC a registration statement on Form F-4 (the “Registration Statement”), which includes a preliminary prospectus with respect to Spring Valley’s securities to be issued in connection with the Proposed Business Combination and a preliminary proxy statement in connection with Spring Valley’s solicitation of proxies for the vote by Spring Valley’s shareholders with respect to the Proposed Business Combination and other matters described in the Registration Statement. On June 12, 2026, the SEC declared the Registration Statement effective and Spring Valley filed the definitive Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) with the SEC. Spring Valley mailed copies of the Proxy Statement/Prospectus to Spring Valley’s shareholders as of the record date of June 12, 2026. Before making any investment or voting decision, investors and security holders of Spring Valley and General Fusion are urged to read the Proxy Statement/Prospectus, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about General Fusion, Spring Valley and the Proposed Business Combination. Investors and security holders are able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC by Spring Valley through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Spring Valley may be obtained free of charge from Spring Valley’s website at https://sv-ac.com or by directing a request to Spring Valley Acquisition Corp. III, Attn: Corporate Secretary, 2100 McKinney Avenue, Suite 1675, Dallas, Texas 75201. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document. Participants in the Solicitation General Fusion, Spring Valley and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from Spring Valley’s shareholders in connection with the Proposed Business Combination. For more information about the names, affiliations and interests of Spring Valley’s directors and executive officers, please refer to the Proxy Statement/Prospectus and other relevant materials filed or to be filed with the SEC in connection with the Proposed Business Combination when they become available. Shareholders, potential investors and other interested persons should read the Proxy Statement/Prospectus carefully, when they become available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. Trademarks and Trade Names General Fusion owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business, and which are included in this Presentation. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not, imply a relationship with General Fusion, or an endorsement or sponsorship by or of General Fusion. General Fusion will assert, to the fullest extent under applicable law, its right, or the right of the applicable licensor, to these trademarks, service marks and trade names. This Presentation may not be reproduced, disseminated, quoted from or referred to, in whole or in part, for any purpose without the Company’s prior written consent. By accepting delivery of this Presentation, each recipient will be deemed to acknowledge and agree to the matters set forth herein.

TODAY'S SPEAKERS



GREG TWINNEY

generalfusion

Chief Executive Officer

- 20+ years commercializing new technologies
- Led multiple businesses through IPOs / M&As, including:
  - Real Matters $1B IPO
  - Kobo $315M acquisition by Rakuten
  - Opalis $60M acquisition by Microsoft
- Scaled several start-ups into successful multinational corporations



MEGAN WILSON

generalfusion

Chief Strategy Officer

- 25+ years in operations & energy leadership
- Former Chief Strategy Officer and Senior Vice President of Corporate and Government Relations at Babcock & Wilcox
  - $1B+ in acquisition and financings transaction value
- Led B&W's commercial nuclear and SMR policy and government funding efforts
- U.S. Navy nuclear engineering officer

Steam and nuclear plant operations, including I&C system maintenance & repair

Defense nuclear, commercial nuclear and SMR efforts

CorpDev, M&A, and Investor Relationships



ROB CRYSTAL

generalfusion

SVP, Finance

- 20+ years of international finance experience
- Experienced at supporting decarbonization technologies through commercialization, public readiness, international expansion, and capital raises
- Former VP Finance at Ostara, helped scale from R&D to commercial operations and global expansion



SCOTT KOZAK

generalfusion

Director, IR

- 20+ years of investor relations, finance and strategic communications experience
- Former Director of IR at NuScale Power, supporting efforts to build credibility, attract capital, ensure compliance and shape the sector's market narrative for the first pure-play publicly traded small modular reactor nuclear company generalfusion
© 2026 General Fusion
3

A COMPELLING SPAC PARTNER

Leadership Team with Highly Relevant Expertise[1]







CHRIS SORRELLS
Chairman & CEO

ROBERT KAPLAN
COO

JEFF SCHRAMM
CFO

- Recent and relevant experience in SPACs and nuclear industry
- Team with extensive transaction experience: 50+ energy / decarbonization transactions over the past 30+ years and 7 SPACs raised / merged to date
- Strong C-level Operational Expertise: 100+ years of collective experience including leadership roles across the C-Suite as CEO, CFO, COO and Chairman for numerous public and private companies
- Track record of building publicly traded bellwethers
- Key roles in the creation of 17 publicly traded companies
- 20 public board seats
- Proprietary network & sourcing capabilities
- Deep relationships with institutional investors, underwriters and advisors

SPRING VALLEY ACQUISITION CORP III

History of Value Creation in Nex-Gen Clean Energy

REG



>10x
~$3.2B
$289M
2012 IPO Market Cap
2022 Acquired by Chevron

- Led investment in the **one of the largest publicly traded biodiesel / renewable diesel company**
- **One of the largest investments in biodiesel** in North America
- **Scaled** revenues from **~$85M** in 2008 to **$3.2B** in 2021
- In 2022, sold to **Chevron** for **$3.15B**

NUSCALE



$2.3B
~1.5x
$3.4B (2)
Market Cap at De-SPAC
Market Cap Today

- Led the De-SPAC of **the first publicly traded SMR company**
- Received gross proceeds of **$381M**, including **$235M in PIPE capital**
- Accelerated **commercialization** and **global deployment** of NuScale's carbon-free baseload energy solution

EAGLE



$312M
Market Cap at De-SPAC

- Aims to become **the first** U.S. publicly traded vertically integrated uranium and SMR company
- Received **$30M PIPE** from an institutional investor
- Supported by DOE's **~$1B** SMR funding initiatives & **broader U.S. energy security goals**

Stock Highlights

Spring Valley Acquisition / NUSCALE

37.4%[3]
SVI cash in trust redemption rate, representing the **5th** fewest redemptions of the year

12M+[3]
SVI shares were traded within the **first 30 trading days**

Spring Valley Acquisition II / EAGLE

3.9x[4]
SVII warrant **appreciation** since announcement

generalfusion

(1) Includes Spring Valley management board and sponsor
(2) Calculated based on fully diluted shares outstanding as of 3/31/2026 from NuScale's Q1 2026 10-Q and stock price as of 6/12/2026
(3) SPACResearch data as of 6/12/2026
(4) FactSet data as of 6/12/2026

© 2026 General Fusion
4

generalfusion + Spring Valley ACQUISITION III

ILLUSTRATIVE TRANSACTION OVERVIEW AT $108M PIPE

TRANSACTION HIGHLIGHTS

Valuation	• General Fusion pre-money valuation of **$600M** • Transaction implies **$724M** pro-forma enterprise value
Financing	• General Fusion raised **$108M Preferred Equity PIPE** convertible at $12.00 per share • Assumes **0%** redemptions from Spring Valley III's **$230M** Cash in Trust • Expected use of net proceeds includes Lawson Machine 26 ("LM26") operations, commercial systems development & **First-of-a-kind Plant** ("FOAK") for commercial deployment
Structure	• General Fusion shareholders would rollover **100%** of their equity and are expected to hold **~58%** of the outstanding pro-forma equity

SOURCES & USES ($ MILLIONS)

SOURCES	
General Fusion Rollover Equity	$600
Approximate Assumed PIPE Proceeds	$108
Cash in Trust	$230
Total Sources	**$938**
USES	
Equity to General Fusion	$600
Cash to Balance Sheet	$314
Illustrative Transaction Expenses	$24
Total Uses	**$938**

PRO-FORMA VALUATION ($ MILLIONS)[1]

Shares Outstanding (Millions)	**103.8**
Share Price ($)	$10.00
Equity Value	**$1,038**
(-) PF Net Cash	($314)
Enterprise Value	**$724**

PRO-FORMA OWNERSHIP[1]

	Shares (Millions)	% Own.
General Fusion[3]	60.0	57.8%
SPAC Shareholders	23.0	22.2%
PIPE Investors[2]	14.1	13.6%
SPAC Sponsor[3]	6.7	6.4%


generalfusion

Note: Assumes no existing cash and no existing debt on balance sheet. Excludes impact of the private placement warrants, public warrants, convertible preferred warrants and any equity compensation plan

(1) Calculated on a $10.00 per share basis

(2) Includes impact of OID and commitment shares issues to convertible preferred investors

(3) Excludes $135M earnout

generalfusion
© 2026 General Fusion
5

EXPERIENCED LEADERS WITH A PROVEN TRACK RECORD



GREG TWINNEY
Chief Executive Officer
Scaled several founder-led startups into successful multinational corporations and towards IPOs / M&As; Board member of Fusion Industry Association



MEGAN WILSON
Chief Strategy Officer
25+ years in operations & energy leadership; Previously, CSO and SVP at Babcock & Wilcox; U.S. Navy nuclear engineering officer



DR. MICHEL LABERGE
Founder and Chief Science Officer
20+ years in commercializing new technologies; Ph.D. and post-doctoral in fusion; 25+ patents as lead inventor



JAN LAISHLEY
Chief People and Culture Officer
20+ years in decarbonization industry; SVP of HR at Ballard Power Systems; People and culture development for high growth companies



ROB CRYSTAL
SVP, Finance
20+ years of international finance experience; Demonstrated leadership and commercialization scale up success at decarbonization companies



MIKE DONALDSON
SVP, Technology Development
20+ years in disruptive technology development; Kodak product engineering & production; Risk reduction, rapid prototyping & systems testing



JOANNA CAMERON
General Counsel & Corporate Secretary
25+ years in corporate and securities law; Capital markets, IPOs, M&A expertise; Former partner at Osler, Hoskin & Harcourt



GRACE PEACH
VP, External Relations
Public affairs leader with 15+ years of experience driving high-impact initiatives across energy, climate, and public policy



DAVID PLANT
VP, Research & Development
20+ years in technology innovation sector; Senior electrical engineer at Kodak



KELLY EPP
Head of LM26 Project
30+ years in engineering, project management; Operations manager at Kodak; Director of Manufacturing at Alpha Technologies

- **Success scaling and commercializing businesses**
- **Ability to manage complex technology development**
- **Global fusion science excellence**
- **Industrial technology commercialization program management**
- **Robust public company operational and leadership experience**

generalfusion

© 2026 General Fusion
6

KEY INVESTMENT HIGHLIGHTS:
TRANSFORMING THE WORLD'S ENERGY SUPPLY

TIME
WORLD'S TOP GREEN TECH COMPANIES 2026
statista
RANKED #1

1. **Growing Global Demand for Clean, Reliable Power**
   As AI, data centers, and large-scale electrification are driving explosive load growth, fusion can supply clean, safe & always-on baseload energy globally while supporting the path towards net-zero by 2050

2. **Innovative Engineering Approach to Fusion**
   Applying an engineering approach that overcomes critical barriers to commercializing fusion and that aims to deliver uniquely cost-effective and practical fusion energy

3. **Milestone-Driven De-risking Pathway to Commercial Fusion with Proprietary IP**
   General Fusion is 1 of 4 private companies worldwide to have achieved and published meaningful fusion results on the path to the Lawson criterion, with 36 peer-reviewed publications(1) and 210 patents issued and pending over 20-years

4. **Fusion Demonstration Machine Built and Operating at Commercially Relevant Scale**
   On the cusp of major industry-accepted technical milestones, including 1 keV, 10 keV, and 100% Lawson(2), that will demonstrate our unique engineering-based approach in a commercially relevant way, vs. other academic approaches

5. **Strategic Partnerships Accelerating Commercialization**
   Strategic partnerships with industry leading companies that fuel General Fusion's race from breakthrough science to commercial energy reality

6. **Strong Institutional Investor & Government Backing**
   $400M+ capital raised from leading institutional investors, strategics, venture capital firms, industry partners and government grants, alongside growing regulatory support for nuclear fusion

7. **A World Class Team of Scientists, Engineers and Entrepreneurs**
   Proven culture of execution with over 20 years of designing, building, operating and scaling test beds and prototypes yielding strong technical results

Source: General Fusion's Website, press releases and research
(1) General Fusion's Website, Research Library
(2) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition generalfusion
© 2026 General Fusion
7

GENERAL FUSION AT A GLANCE

Overview

Founded
2002

Headquarters
Vancouver
Canada

Employees
~130[(1)]

Technical Roles
73%[(1)]
Incl. 17 Ph.Ds

Employee Retention
94%[(2)]

Funding (US$)
$400M+

Key Highlights

$1+ Trillion

2050E Fusion Energy Market Size[(3)]



Proprietary LM26 Fusion Machine


6020

100,000 Sq. Foot CNSC-licensed Facility

STRATEGIC INNOVATION FUND
U.S. DEPARTMENT of ENERGY
UK Atomic Energy Authority

$100M+ Capital from Government Programs & Strong Government Collaborations

TEMASEK
SEGRA CAPITAL MANAGEMENT
PENDER
bdc
BEZOS EXPEDITIONS
GIC
BRAEMAR ENERGY VENTURES
CHRYSALIX VENTURE CAPITAL
HATCH
JIMCO
Canadian Nuclear Laboratories
KHAZANAH NASIONAL

Strong Institutional Support

U.S. DEPARTMENT of ENERGY
- Oak Ridge National Laboratory
- Savannah River National Laboratory
- Princeton Plasma Physics Laboratory
- Lawrence Livermore National Laboratory
- DIII-D National Fusion Facility

Major Automaker
HATCH
Canadian Nuclear Laboratories
TRIUMF
GENERAL ATOMICS
COMSOL MULTIPHYSICS
UK Atomic Energy Authority
KINECTRICS

Technology Partners

210

167 Patents Issued & 43 Pending Globally[(4)]

36

Peer-reviewed Publications

WSJ
The Economist
FT FINANCIAL TIMES
nature
BBC
Science
Bloomberg
BUSINESS INSIDER
TIME WORLD'S TOP GREEN TECH COMPANIES 2026
RANKED #1

Extensive Media Coverage

(1) As of June 2026
(2) Based on cumulative annual average from 2020 – May 31, 2026
(3) Ignition Research
(4) General Fusion's company website, Research Library

generalfusion
© 2026 General Fusion
8

© 2026 General Fusion 9 A HISTORY OF MILESTONES THAT LEAD THE WAY TO COMMERCIAL FUSION Multiple plasma compression test beds proved mechanical compression of plasma increases neutron yield while plasma remains stable Founded 2002 2005 Achieved first fusion reaction First plasma injector properly confined plasma at power plant scale 2010 2012 Liquid metal compression tests validated engineering of liquid metal approach and synchronization of pistons Sufficient plasma performance to heat when compressed 2013 2017 Stable compression of plasma Increased neutron yield during plasma compression 2018 2019 Plasma lifetime maintained within liquid metal wall cavity World’s largest & most powerful operational fusion plasma injector(1) 2019 - 2021 2021 Compressed liquid cavity with well-controlled shape sufficient to achieve fusion conditions CURRENT PROGRAM Lawson Machine 26 (“LM26”) Heating through compression of plasma to 1 keV, 10 keV, & 100% Lawson 2023 - 2028 Late 2020s Commercial system and components validation and demonstration FOAK energy production; sales of commercial fusion powerplants expected to begin Mid 2030s (1) Based on publications in academic journals and management’s knowledge of such articles, findings, and key artifacts

MASSIVE GLOBAL NEED FOR SECURED BASELOAD POWER

Global Electricity Demand Estimated to Approximately Double by 2050[1]

Grid Under Pressure: Surging demand from EVs, industries, and data centers is straining power infrastructure worldwide

AI & Data Center Boom: Energy usage from Data Centers expected to double or triple by 2028[2]

Rising Demand: Increasing global populations, broadening electrification, and expanding economic activity driving overall energy demand



30,000 TWh
41,500 TWh
57,000 TWh
2023
2035
2050
Industry
Buildings
Data Centres
Transport
Hydrogen

Traditional Sources May Not be Scalable to Meet Demand

Economic Drag: $9.1 trillion investment needed between 2024 – 2033 to bring existing U.S. infrastructure to a good or excellent condition[3]



1%
16%
19%
21%
43%
2023 Supply Mix(4)

Others: Small portion of the supply mix

Coal: Severe environmental impact, health risks, and unsustainable reliance on regionally concentrated deposits

Nuclear Fission: Growth limited due to regulatory and cost burden driven by safety, security and long-lived waste considerations.

Renewables: Suffer from weather-driven intermittency, expensive storage cost & geography constraints

Natural Gas: Lasting environmental consequences, infrastructure bottlenecks, constrained resource availability

Baseload Power is Essential for Providing a Constant, Reliable, Stable Foundation for the Grid, Which Can Be Challenging to Achieve With Existing Energy Solutions in a Scalable & Carbon-friendly Way

Source: The New York Times and International Energy Agency *World Energy Outlook 2023 Net Zero Emissions Scenario*
(1) McKinsey & Company, *Global Energy Perspective 2023: Power outlook*, January 2024
(2) U.S. Department of Energy, *DOE Releases New Report Evaluating Increase in Electricity Demand from Data Centers*, December 2024
(3) The American Society of Civil Engineers, *2025 Report Card for America's Infrastructure*, March 2025
(4) U.S. Energy Information Administration

generalfusion
© 2026 General Fusion
10

TRANSLATING INTO A TREMENDOUS MARKET OPPORTUNITY

Nuclear Fusion is the Holy Grail for Clean Baseload Power

CLEAN ENERGY
- ✓ Reliable & dispatchable baseload power
- ✓ Zero carbon emissions
- ✓ No long-term radioactive waste

EFFICIENCY & SCALABILITY
- ✓ Minimal land use
- ✓ Cost competitive
- ✓ Limited expected regulatory burden or export controls

FUEL ABUNDANCE
- ✓ Deuterium fuel can easily be sourced from seawater
- ✓ Tritium fuel can be bred from lithium within fusion machines
- ✓ Energy security

SAFETY ADVANTAGED
- ✓ No chain reaction
- ✓ Cannot be weaponized
- ✓ No high levels of radiation

Fusion Shifted from Scientific Experimentation to an Increasingly Likely Energy Solution

Achievements in fusion science such as the net fusion gain announcement by the US National Ignition Facility in 2022 combined with enabling technologies such as high-performance computing, digital controls, 3D printing and AI are accelerating the development of commercial fusion technology

Streamlined Framework Paving a Clearer Path to Commercialization

The ADVANCE Act of 2024 officially created a new regulatory framework for fusion, separating it from the more restrictive, complex and lengthy fission regulations



~$141 Billion per year(2)
~$330 Billion per year(3)
~$390 Billion per year(4)
$1+ Trillion per year(1)
Global Wind Potential Market 2030
Global Battery Potential Market 2030
Global Solar Potential Market 2034
Global Fusion Potential Market 2050

(1) Ignition Research
(2) Grand View Research, *Wind Power Market (2025 – 2030)*
(3) Grand View Research, *Battery Market (2025 – 2030)*
(4) Precedence Research, *Solar Energy Market Size and Forecast 2025 to 2034*, July 2025

generalfusion
© 2026 General Fusion
11

GENERAL FUSION IS COST COMPETITIVE ON A LEVELIZED COST OF ENERGY ("LCOE") BASIS

- Fusion plants are expected to **deliver 4x more energy per unit of fuel** than fission, without long-lived radioactive waste, positioning them as the superior nuclear technology for sustainable growth[1]
- Factors that drive fusion's competitive LCOE include:
  - lower **capital costs and operating costs** vs. conventional fission plants
  - less **waste**
  - lower **regulatory burden**
  - low **fuel costs**

LCOE BENCHMARKING ANALYSIS ($/MWh)



Dispatchable(2)
Non-dispatchable(2)
Nuclear
Non-Nuclear
Others
$64 - $73(3)
$141 - $220
$64 - $130(4)
$48 - $109
$71 - $173
$66 - $109
$50 - $131
$44 - $123
$70 - $157
generalfusion
Legacy Nuclear
Leading SMRs
Natural Gas
Coal
Geothermal
Solar + Storage
Wind (onshore) + Storage
Wind (offshore)

(1) International Atomic Energy Agency, *What is Nuclear Fusion?*, August 2023
(2) Lazard, *Levelized Cost of Energy+ (LCOE+) report*, June 2025

(3) General Fusion estimate for an nth-of-a-kind plant. In engineering economics, the first item or generation of items using a new technology or design (first of a kind) can cost significantly more than later items or generations (nth of a kind). Fusion plant expected performance is based on company testing data and management estimates. Fusion demonstration plant is in development and plant specifications and performance may change prior to commercialization. Numbers may not sum due to rounding. Assumes reference configuration of 300MW system with 2 Fusion Islands
(4) Range based on (a) NuScale, *NuScale SMR Technology*, and Reuters (b) *Oklo's nuclear order book shows potential of small reactors*, July 2024 generalfusion

© 2026 General Fusion
12

GLOBAL RACE TO COMMERCIAL FUSION

- Governments in the U.S., EU, and Asia are already advancing favorable frameworks, with DOE's Build–Innovate–Grow strategy to align public investment and private innovation to deliver commercial fusion power to the grid by the mid-2030s[(1)]
- Fusion research is moving faster, with large international projects like the 33-nation-backed ITER continuing to be central to progress
- Total cumulative funding for the 53 fusion companies stands at $9.8B LTM July 2025, a five-fold increase since 2021[(2)]

Congress increased support for fusion, leading to a record total of ~$1.5B in funding from the U.S. government for fusion activities in 2025[(5)]

DOE's Fusion Science and Technology Roadmap, $128M from Fusion Innovative Research Engine (FIRE) and $6.1M from Innovation Network for Fusion Energy (INFUSE)[(4)] accelerate commercialization while milestone-based Fusion Development program provides funding and computing resources[(2)]

U.S. DEPARTMENT of ENERGY

The UK government is providing significant support for fusion energy, committing over £2.5 billion in total funding, which includes a £410 million investment announced in 2025 to accelerate commercialization[(3)]

GOV.UK

On October 1, 2025, Germany approved an action plan to accelerate commercial fusion deployment, committing over $2.3B by 2029 for research infrastructure and pilot projects[(7)]

The Fusion Action Plan

Acknowledging global advancements and investment in fusion energy technology, the G7 underscored the importance of sustained international collaboration on fusion energy with trusted partners, encouraging private investments and public engagement[(6)]

Statement on Nuclear & Fusion Energy

In 2025, the EU took further steps to establish a coordinated approach to fusion energy policy. Two hearings held by the European Parliament underscored fusion as an increasingly important part of the EU's energy & innovation agenda[(8)]

EU's European Parliament

(1) U.S. Department of Energy, *Energy Department Announces Fusion Science and Technology Roadmap to Accelerate Commercial Fusion Power*, October 2025
(2) Fusion Industry Association, *The Global Fusion Industry in 2025*, July 2025
(3) Gov.UK, *Fusion energy powers UK's Industrial Strategy*, June 2025
(4) U.S. Department of Energy, *Energy Department Announces $134 Million to Advance U.S. Fusion Leadership Through Targeted Research*, September 2025
(5) Fusion Industry Associate, *Congress Increases U.S. Funding for Fusion Energy Sciences Research*, March 2024
(6) G7 Canada, *Statement on nuclear and fusion energy*, October 31, 2025
(7) World Nuclear News, *Six German States Unite for Fusion Research*, November 2025
(8) International Atomic Energy Agency, *World Fusion Outlook 2025*

generalfusion
© 2026 General Fusion
13

BASICS OF PURSUING FUSION ON EARTH

What is Fusion?
Fusion is the process by which two light atoms fuse to form a single heavier atom, releasing energy


HEAT AND PRESSURE
ENERGY

To Make Fusion Happen on Earth
Without the gravity & pressure of the stars, systems must be built that can generate the necessary conditions here on Earth to force fusion to happen and produce net fusion energy, known as the **Lawson criterion** (the right combination of temperature, density, and energy confinement time)

Therefore, We Must Create a Machine That:

Step 1


Deuterium
(HYDROGEN-2)
Tritium
(HYDROGEN-3)

Generates Plasma
A cloud of ionized hydrogen gas, often made of Deuterium and Tritium

Step 2



Creates Fusion
Under the right conditions, forces plasma to fuse and release energy

Step 3



Captures the Energy
Efficiently captures the energy released from fusion

Step 4



Converts to Power
Converts the captured fusion energy to power for electricity & industrial heat use generalfusion
© 2026 General Fusion
14

© 2026 General Fusion 15 Academic Approaches Operate At Extremes While Magnetized Target Fusion Operates in a “Sweet Spot” of Parameters Requires intense magnetic fields created with superconducting magnets to achieve extreme energy confinement time Magnetic Confinement Fusion (“MCF”) Requires large arrays of high-powered and fragile lasers to achieve extreme plasma density Inertial Confinement Fusion (“ICF”) Extreme Moderate Low Moderate Extreme Magnetic Confinement Fusion (MCF) Magnetized Target Fusion (MTF) Inertial Confinement Fusion (ICF) Plasma Density Low Uses the combined effects of moderate energy confinement time and moderate plasma density to achieve fusion in a practical way Key benefits include: Magnetized Target Fusion (“MTF”) Avoids superconducting magnets and high-powered lasers Enables the use of existing materials for durable machines and cost-effective energy production Energy Confinement Time Note: Competitors are pursuing their own unique approaches to Magnetic Confinement, Magnetized Target Fusion and Inertial Confinement, each with their own advantages and challenges. The above comparison is generalized OUR DIFFERENTIATED ENGINEERING APPROACH FOR PRACTICAL FUSION ENERGY

HOW DOES GENERAL FUSION'S MTF TECHNOLOGY CREATE FUSION ENERGY?

Form liquid metal cavity inside fusion vessel



Liquid metal

Inject magnetized plasma[1] into liquid metal cavity



Plasma injector

Compress plasma with liquid metal using mechanical drivers



Pistons

Fusion and energy extraction, conversion and recovery



Fusion

Repeated once every second

Magnetized plasma compressed fluid-mechanically to fusion conditions

MTF Enables the Use of Liquid Metal Compression to Elegantly & Economically Solve the Barriers to Commercialization

(1) General Fusion's plasma injectors form spherical tokamak plasma targets using a 100% coaxial helicity injection (CHI) process. Targets are formed into a chamber with liquid metal walls. There is no active feedback; plasma position and stabilization is accomplished entirely through the metal walls acting as a flux conserver generalfusion

© 2026 General Fusion

16

GENERAL FUSION UNIQUELY SOLVES CRITICAL BARRIERS TO FUSION ENERGY

Barriers Other Fusion Approaches Face

Material Degradation	Fuel Sourcing	Energy Capture	Cost

A Unique Practical Solution with an Engineering Approach

Durable Fusion Machine



Protects the Machine from Fusion Damage

When fusion occurs, the reaction is surrounded by a liquid metal wall which absorbs neutrons emitted from the reaction[1]

Abundant Tritium Fuel



Neutrons
(Energy)
Lithium-7
Tritium
Helium 4
Neutron
Proton
Neutron

Produces Sufficient Fusion Fuel to Support Operations for the Life of the Power Plant

When neutrons are absorbed in the liquid lithium wall, they can create Tritium fuel at a ratio greater than 1.5[1]

Simple Energy Conversion



Creates Steam & Spins a Traditional Steam Turbine

The liquid metal wall absorbs neutrons and heat from fusion, and then the hot liquid metal is pumped through heat exchanger[2][3]

Economical Fusion Power



Uses Simple Existing Materials

No need for expensive magnets, targets, lasers, or exotic or not yet invented materials and no frequent replacements of neutron damaged components

(1) General Fusion, *New Third-party Analyses Support General Fusion's MTF Technology Path to Commercialization*, September 2024
(2) General Fusion, *Magnetized Target Fusion Using Mechanically Driven Liquid Metal Liner*, December 2022
(3) General Fusion, *Conceptual Design of a Magnetized Target Fusion Power Plant*, July 2023

generalfusion
© 2026 General Fusion
17

PRACTICAL TECHNOLOGY THAT PLUGS INTO EXISTING POWERPLANT INFRASTRUCTURE

General Fusion's MTF machine is designed to effectively plug into existing powerplant infrastructure

- Liquid metal can be pumped through a heat exchanger to create steam and spin a turbine
- Significant opportunity to retrofit retired coal fired powerplants – the balance of plant and footprint are similar



Fusion Island(1)
Balance of Plant
Conventional Island
Pulsed Power Supply
Steam Tank
Plant Electricity Supply
Hot Metal
Tritium Extraction
Hot Steam
Power To The Grid
Plasma Injector
Heat Exchanger
Steam Turbines
Generator
Deuterium-tritium Fuel Supply
Deuterium-tritium Capture And Storage
Fuel Exhaust
Cool Steam
Cooling
Condenser

Note: General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change

(1) A General Fusion Magnetized Target Fusion Island is a machine that integrates a plasma injector and compression systems. Each Fusion Island produces 150 MWe. A reference configuration General Fusion powerplant will have two fusion islands connected to one balance of plant, producing a total of 300 MWe generalfusion
© 2026 General Fusion
18

© 2026 General Fusion GENERAL FUSION’S ACHIEVEMENTS SOLIDIFY THE FOUNDATION OF THE MTF APPROACH 19 Plasma Performance(2) Demonstrated the required plasma lifetime and characteristics for successful MTF at large-scale. 24 prototypes and over 200,000 plasma experiments have culminated in the world’s largest and most powerful operational fusion plasma injector for LM26(3) Plasma Compression(1) Achieved a stable fusion process and significant fusion neutron yield through plasma compression with General Fusion's approach and evaluated plasma behavior in liquid metal systems Liquid Compression Performance(4) Demonstrated compression technology necessary for smooth, rapid & symmetric compression of a liquid cavity as required for successful MTF at large-scale These Milestones, Backed by Peer-Reviewed Results, Establish General Fusion as a Leading Innovator (1) General Fusion, General Fusion Confirms Significant Fusion Neutron Yield and Plasma Stability During MTF Compression Experiment Series with New Peer-reviewed Publication, November 2024 (2) General Fusion, Peer-reviewed Publication Confirms General Fusion Achieved Plasma Energy Confinement Time Required for its LM26 Large-scale Fusion Machine, March 2025 (3) Based on publications in academic journals and management’s knowledge of such articles, findings, and key artifacts (4) General Fusion, Shape Manipulation of a Rotating Liquid Liner Imploded by Arrays of Pneumatic Pistons: Experimental and Numerical Study, November 2023

LM26 BUILT & OPERATING: A LARGE-SCALE MTF FUSION DEMONSTRATION MACHINE









LM26 – designed, built, and assembled in less than 2 years

LM26 Assembled
December 2024

Operations begin on time and on budget

First Plasma Achieved
February 2025

All systems working as designed

First Plasma Compression Achieved
April 2025

Multiple plasma compressions completed since then

UP NEXT:

Optimize testbed performance & begin deeper compressions

1 keV (~10M°C)

Deeper compression to raise temperature

10 keV (~100M°C)

More magnetic field to increase density

100% Lawson(1)

Program Complete

World-First Magnetized Target Fusion Machine Built, Operating & Advancing Towards 100% Lawson(1)

(1) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition generalfusion
© 2026 General Fusion
20

PATHWAY TO ECONOMICAL CARBON-FREE FUSION ENERGY IN THE NEXT DECADE...

2026 | 2027 | 2028 | 2029 | 2030 | 2031 | 2032 | 2033 | 2034 | 2035

Science | **Engineering** | **Integration** | **Commercialization**

LM26
- 1 keV
- 10 keV
- 100% Lawson[(1)]



Demonstrate Commercial Systems
- High repetition rate for key components & systems
- Key liquid metal systems and components
- Key balance of plant systems



Plasma Injector Rep Rate
Tritium Extraction
Heat Exchanger
Seals & Valves
Center Shaft
Energy Recovery
Rotor
Compression Rep Rate

Build & Operate FOAK Plant
- Engineering breakeven with an integrated, commercial scale MTF machine
- Energy production at commercial scale



Note: General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change based on availability of funding and other factors
(1) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition generalfusion
© 2026 General Fusion
21

…BY FRONT-LOADING THE SOLUTIONS TO CRITICAL COMMERCIALIZATION BARRIERS



2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Science
Engineering
Integration
Commercialization
COMMERCIAL MATURITY
Industry Demonstration Window
generalfusion
Advantages
• Durable Fusion Machine
• Abundant Tritium Fuel
• Simple Energy Conversion
• Economical Fusion Power
Commercialization Phase
Competitor
Barriers
• Material Degradation
• Fuel Sourcing
• Energy Capture
• Cost
generalfusion
Competitors

General Fusion's LM26 Program Will Quickly Differentiate Its Commercialization Value Trajectory vs. Other Fusion Technology Approaches

Note: Similar to our competitors, General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change based on availability of funding and other factors
Source: AIP Publishing, *Beyond Power Gain: Toward a Comprehensive Milestone Framework for All Fusion Energy Concepts*, September 2025

generalfusion
© 2026 General Fusion
22

© 2026 General Fusion 23 Market Development Advisory Committee: Potential Early Adopters Confidential MOU to advance piston and compression system development Long standing collaborative partnership agreement related to fusion research, technology development operations and science validation MOU to collaborate on tritium fuel cycle, liquid metal balance of plant, and power conversion cycle Industrial partnership on power plant engineering MOU to evaluate potential fusion power plant in Ontario Select Partnerships POTENTIAL EARLY ADOPTERS & SELECT PARTNERS Major Automaker • Oak Ridge National Laboratory • Savannah River National Laboratory • Princeton Plasma Physics Laboratory • Lawrence Livermore National Laboratory • DIII-D National Fusion Facility • Simon Fraser University • McGill University • Queen's University • University of Waterloo • Universidade de Lisboa • University of Illinois UNIVERSITIES KEY COLLABORATORS & SUPPLIERS Major Automaker Collaboration on advanced diagnostic systems and data for key milestones in the LM26 Fusion Demonstration Program

© 2026 General Fusion 24 LONG-TERM ASSET LIGHT, SCALABLE, TECHNOLOGY-CENTRIC BUSINESS MODEL General Fusion’s Role High margin OEM segment based on core IP & expertise Preliminary Scope of Supply The sale, engineering, installation & commissioning of 150MWe Fusion Islands(2) and related systems The reference configuration is 300MWe, consisting of 2 Fusion Islands(2) with 1 balance of plant Systems can be configured with several fusion islands per balance of plant Power Plant EPC’s Role Engineering, procurement and construction (“EPC”) services for the owner Project management of suppliers and contractors General Fusion’s Role High margin services annuity Preliminary Scope of Supply Recurring replacement and refurbishment of Fusion Island(2) equipment (e.g., plasma injector) Preliminary Scope of Technical Services Recurring technical support for Fusion Island(2) & related systems Power Plant Owner / Operator’s Role Long-term power plant financing, ownership and operations Utilities, energy companies and infrastructure investors Construction Phase (3.5 Year Construction Period)(1) Operational Phase (40+ Years Plant Lifetime)(3) Note: Assumes nth-of-a-kind two-module power plant unit. | Source: General Fusion management estimates (1) Construction period subject to regulatory assumptions (2) A General Fusion Magnetized Target Fusion Island is a machine that integrates a plasma injector and compression systems. Each Fusion Island produces 150MWe. A reference configuration General Fusion powerplant will have two fusion islands connected to one balance of plant, producing a total of 300MWe (3) Duration of plant life is an estimate for planning purposes and may be extended. Note: General Fusion is pre-commercialization and technology, regulatory and commercialization strategy and assumptions are subject to change

BACKED BY WORLD-CLASS ADVISORS & DIRECTORS

SCIENCE & TECHNOLOGY ADVISORY COMMITTEE

Chairman



TONY DONNE, PH.D.

Former CEO, EUROfusion; Ph.D. from Vrije Universiteit Amsterdam, Experimental Physics



KURT SCHOENBERG, PH.D.

Spokesperson for the High Energy Density Physics Collaboration (HED@FAIR); Former Director, Los Alamos Neutron Science Center



NED SAUTHOFF, PH.D.

Former Director, U.S. ITER Project at Oak Ridge National Laboratory; Ph.D. from Princeton University, Astrophysical Sciences



MARTIN COX, M.A.

Former Director of the UKAEA; Career spent at UKAEA focused on fusion research

ADVISOR



BOB SMITH

Aerospace and defense industry veteran; Former Chairman and CEO of Blue Origin with roles at Honeywell Aerospace, NTESS & United Space Alliance

ANTICIPATED POST-BUSINESS COMBINATION BOARD



GREG TWINNEY

CEO of General Fusion; Led multiple businesses through IPOs / M&As



MARK LITTLE

Prior President & CEO of Suncor Energy



THOMAS BOEHLERT

Former CFO of Bunge Ltd. and Director of Arizona Sonoran Copper Company



Chairman

KLAAS DE BOER

Previous Managing Partner of Entrepreneurs Fund with many successful exits



WENDY KEI

Chair of Ontario Power Generation and Director of Centerra Gold



NORMAN HARRISON

Prior CEO of the UK Atomic Energy Authority



CHRIS SORRELLS

Chairman and CEO of Spring Valley III. Multiple IPOs including first movers

Note: The above reflects the proposed post-business combination board of directors, subject to shareholder approval.

generalfusion

© 2026 General Fusion

25

© 2026 General Fusion $600 $2,340 $957 $2,276 $148 ? $83,490 $10,470 $3,393 $1,235 26 ROBUST PEER PERFORMANCE SINCE IPO / DE-SPAC Key Institutional Shareholders Source: FactSet data as of 6/12/2026. Equity value for peers calculated on a fully diluted shares outstanding basis (1) Based on Pre-money Rollover Equity to General Fusion as per the business combination agreement (2) Pro forma fully diluted equity value as reported Equity Value ($M)(2) Share Price ($) 994% 49% 735% Jan-26(1) Jul-18 Jun-26 May-24 Jun-26 May-22 Jun-26 Apr-26 May-24 Jun-26 3,468% $260.22 $57.49 $9.89 $18.59 $23.18 (Vanguard Portfolio Management LLC) (Vanguard Capital Management LLC) (Vanguard Portfolio Management LLC) (Vanguard Capital Management LLC) (Vanguard Portfolio Management LLC) (Vanguard Capital Management LLC) $9,100

© 2026 General Fusion 27 COMPANY HIGHLIGHTS Our fusion technology approach uniquely addresses barriers to commercialization: Durable fusion machine Abundant tritium fuel Simple energy conversion Economical fusion power LM26 demonstration is designed to validate General Fusion’s lead position and leave others behind on the timeline to commercialization with a 3-year path to transformative technical milestones First pure-play fusion energy company in the public markets, broadening investor access to General Fusion as it advances toward commercialization We have built a world-class team of scientists, engineers and entrepreneurs that are supported by global stakeholders and industry leaders which will allow us to build our nuclear fusion plants Fusion Can Help Meet Energy Demand & Achieve a Net-zero Transition Streamlined & Supportive Path for Fusion Energy Deployment Driven by Significant Investor & Government Support Global Need for Baseload Power Market Tailwinds Tailwinds

APPENDIX

LEADING THE RACE WITH PRACTICAL, GAME-CHANGING FUSION TECHNOLOGY

Approach	Fusion Company Subsegments	Durable Fusion Machine	Energy Conversion	Fuel Breeding	Cost Effectiveness	Existing Materials	Fusion Company Experience Building Fusion Machines	Fusion Company Peer Reviewed Fusion Results(1)
ENGINEERING APPROACH	generalfusion Magnetized Target Fusion	✓	✓	✓	✓	✓	generalfusion ✓	generalfusion ✓
ENGINEERING APPROACH	Sheared-Flow-Stabilized Z-pinch	-	✓	-	-	-	1 company	1 company
ENGINEERING APPROACH	Magneto-Inertial with Direct Drive	-	-	-	-	-	1 company	✗
ACADEMIC APPROACH	Magnetic Confinement	✗	-	-	✗	✗	2 companies	2 companies
ACADEMIC APPROACH	Inertial Confinement	✗	-	-	✗	✗	✗	✗

Legend: ✓ Addresses - Partially Addresses ✗ Not Addressed

Source: Press search, General Fusion management judgement
(1) Wurzel, Samuel E., and Scott C. Hsu, *Update: Progress toward fusion energy breakeven and gain as measured against the Lawson Criterion*, May 2025 generalfusion
© 2026 General Fusion
29

© 2026 General Fusion 30 ADDITIONAL DISCLAIMERS FOR CANADIAN PURCHASERS ONLY Rights of Action for Damages or Rescission Securities legislation in certain of the provinces of Canada may deem this Presentation to be an offering memorandum and accordingly provide purchasers with, in addition to any other rights they may have at law, statutory rights of rescission or damages, or both, in the event this Presentation or any amendment hereto contains a misrepresentation. A “misrepresentation” is an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading or false in the light of the circumstances in which it was made. These rights and remedies must be exercised within prescribed time limits and are subject to the defenses contained in the applicable securities legislation. Purchasers should refer to the applicable provisions of the securities legislation of their province for the particulars of these rights or consult with a Canadian legal adviser. The following summary is subject to the express provisions of the applicable Canadian securities laws, regulations and rules, and reference is made thereto for the complete text of such provisions. Such provisions may contain limitations and statutory defenses not described herein on which SVAC, General Fusion, NewCo and other applicable parties may rely. The following is a summary of the statutory rights of rescission or damages, or both, available to purchasers resident in certain of the provinces of Canada. Ontario Purchasers Ontario securities laws provide purchasers who have been delivered an offering memorandum in connection with a distribution of securities in reliance upon the “accredited investor” prospectus exemption in Section 73.3 of the Securities Act (Ontario) or National Instrument – Prospectus Exemptions (“NI 45-106”) with a statutory right of action against the issuer of the securities for damages or rescission in the event that the offering memorandum or any amendment to it contains a misrepresentation, without regard to whether the purchaser relied on the misrepresentation. If the purchaser elects to exercise its right of rescission, the purchaser will cease to have a right of action for damages. No such action shall be commenced more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of an action for damages, the earlier of (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action or (ii) three years after the date of the transaction that gave rise to the cause of action. Ontario securities laws provide a number of limitations and defenses to such actions, including the following: (a) the issuer is not liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; (b) in an action for damages, the issuer shall not be liable for all or any portion of the damages that the issuer proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and (c) in no case shall the amount recoverable exceed the price at which the securities were offered. These rights are not available for a purchaser purchasing in reliance upon the “accredited investor” prospectus exemption in NI 45-106 that is: (a) a “Canadian financial institution” or “Schedule III bank” (each as defined in applicable securities laws); (b) the Business Development Bank of Canada; or (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by the directors of the subsidiary. Language of Documents Upon receipt of this document, the purchaser hereby confirms that he, she or it has expressly requested that all documents evidencing or relating in any way to the offer and/or sale of securities (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, vous confirmez par les présentes que vous avez expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à l’offre ou à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.